Contractual Commitments	12 Months Ended
Dec. 31, 2011
Contractual Commitments
Note 13	Contractual Commitments

In the further development and operation of our commercial global communications satellite system, significant additional expenditures are anticipated. In connection with these and other expenditures, we have assumed a significant amount of long-term debt, as described in Note 10—Long-Term Debt. In addition to these debt and related interest obligations, we have expenditures represented by other contractual commitments. The additional expenditures as of December 31, 2011 and the expected year of payment are as follows (in thousands):

	Satellite Construction and Launch Obligations	Satellite Performance Incentive Obligations	Operating Leases	Sublease Rental Income	Customer and Vendor Contracts	Total
2012	$474,535	$28,279	$5,098	$(3,509)	$140,821	$645,224
2013	192,302	24,057	4,074	(3,302)	23,613	240,744
2014	79,396	22,577	3,176	(1,128)	13,929	117,950
2015	18,025	19,684	2,923	(27)	6,378	46,983
2016	19,752	17,433	2,903	(56)	1,193	41,225
2017 and thereafter	184,827	73,189	47,561	—	949	306,526

Total contractual commitments	$968,837	$185,219	$65,735	$(8,022)	$186,883	$1,398,652

(a) Satellite Construction and Launch Obligations

As of December 31, 2011, we had approximately $968.8 million of expenditures remaining under our existing satellite construction and launch contracts. Satellite launch and in-orbit insurance contracts related to future satellites to be launched are cancelable up to thirty days prior to the satellite’s launch. As of December 31, 2011, we did not have any non-cancelable commitments related to existing launch insurance or in-orbit insurance contracts for satellites to be launched.

The satellite construction contracts typically require that we make progress payments during the period of the satellite’s construction. The satellite construction contracts contain provisions that allow us to terminate the contracts with or without cause. If terminated without cause, we would forfeit the progress payments and be subject to termination payments that escalate with the passage of time. If terminated for cause, we would be entitled to recover any payments we made under the contracts and certain liquidated damages as specified in the contracts.

(b) Satellite Performance Incentive Obligations

Satellite construction contracts also typically require that we make orbital incentive payments (plus interest as defined in each agreement with the satellite manufacturer) over the orbital life of the satellite. The incentive obligations may be subject to reduction or refund if the satellite fails to meet specific technical operating standards. As of December 31, 2011, we had $185.2 million recorded in relation to satellite performance incentive obligations, including future interest payments.

(c) Operating Leases

We have commitments for operating leases primarily relating to equipment and office facilities. These leases contain escalation provisions for increases. As of December 31, 2011, the total obligation related to operating leases, net of $8.0 million aggregate sublease income on leased facilities and rental income, was $57.7 million. We lease space in our Washington, D.C. building, which we own, to various tenants. As of December 31, 2011, the minimum rental income anticipated with respect to this building is $7.7 million, which is expected to be received during the next three years. Rental income and sublease income are included in other income (expense), net in the accompanying consolidated statements of operations.

Total rent expense for the years ended December 31, 2009, 2010 and 2011, was $7.0 million, $6.1 million and $4.9 million, respectively.

(d) Customer and Vendor Contracts

We have contracts with certain customers that require us to provide equipment, services and other support during the term of the related contracts. We also have long-term contractual obligations with service providers primarily for the operation of certain of our satellites. As of December 31, 2011, we had commitments under these customer and vendor contracts which totaled approximately $186.9 million related to the provision of equipment, services and other support.